UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2024

Herbalife Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House
Grand Cayman Cayman Islands	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2024, Herbalife Ltd. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 25, 2024, the Company held its 2024 annual general meeting of shareholders. The Company’s shareholders voted on the four proposals presented at the meeting, as set forth below.

Proposal 1:  Election of Directors.

Ten board nominees for director were elected by a majority of the votes cast with respect to each nominee to serve until the 2025 annual general meeting of shareholders of the Company or until their successors are duly elected and qualified. The voting results are as follows:

	For	Against	Abstain	Broker Non-votes
Michael O. Johnson	66,079,357	582,448	19,226	9,921,498
Richard H. Carmona	65,747,055	915,113	18,863	9,921,498
Celine Del Genes	57,068,905	385,052	9,227,074	9,921,498
Sophie L’Hélias	66,183,554	474,934	22,543	9,921,498
Alan W. LeFevre	66,131,815	525,590	23,626	9,921,498
Michael J. Levitt	66,377,766	281,423	21,842	9,921,498
Rodica Macadrai	66,113,949	543,286	23,796	9,921,498
Juan Miguel Mendoza	66,129,687	527,738	23,606	9,921,498
Don Mulligan	56,978,797	474,785	9,227,449	9,921,498
Maria Otero	56,877,207	577,611	9,226,213	9,921,498

Proposal 2:  Approve, on an advisory basis, the compensation of the Company’s named executive officers.

The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
55,103,969	2,345,635	9,231,427	9,921,498

Proposal 3:  Approve an amendment and restatement of the Company’s 2023 Stock Incentive Plan to increase the number of Common Shares available for issuance under such plan.

The amendment and restatement of the Company’s 2023 Stock Incentive Plan to increase the number of Common Shares available for issuance under such plan was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
35,401,164	31,266,178	13,689	9,921,498

Proposal 4:  Ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
75,553,956	1,040,485	8,088	0

Item 7.01.	Regulation FD Disclosure.

Earnings Call Investor Slides

The Company intends to reference investor slides during the Company’s earnings conference call to discuss its financial results for its first fiscal quarter ended March 31, 2024. A copy of the presentation can be accessed in the “News and Events” section on the investor relations section of the Company’s website at http://ir.herbalife.com under the heading “IR Calendar”.

The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Herbalife Ltd. on May 1, 2024.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on May 1, 2024 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

May 1, 2024	By:	/s/ Henry C. Wang
	Name:	Henry C. Wang
	Title:	EVP, General Counsel and Corporate Secretary